UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                     November 22, 2006 (November 16, 2006)

                           Newcastle Investment Corp.
          -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Maryland                  001-31458                81-0559116
---------------------------    -----------------------    ---------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)


       1345 Avenue of the Americas, New York, NY                  10105
  -----------------------------------------------------         ----------
        (Address of Principal Executive Offices)                (Zip Code)

        Registrant's telephone number, including area code (212) 798-6100
                                                           --------------

                                   Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      On November 16, 2006, Newcastle Investment Corp. ("Newcastle") issued $807.5 million face amount of collateralized debt obligations in its ninth CBO financing, which it refers to as CBO IX, through three of its consolidated subsidiaries, Newcastle CDO VIII 1, Limited, Newcastle CDO VIII 2, Limited and Newcastle CDO VIII LLC.

      $807.5 million face amount of senior investment grade rated bonds and $33.9 notional amount of interest-only notes were sold to third parties. Newcastle has retained all of the subordinate non-investment grade bonds and preferred shares. CBO IX has an expected weighted average life of 7 years. The table below sets forth further information with respect to the structure of CBO IX (dollars in thousands).


                FITCH/MOODY'S    NOTIONAL OR
CLASS              RATINGS       FACE AMOUNT       COUPON        EXPECTED MATURITY (1)
-----           -------------    -----------    -------------    ---------------------
S                 AAA/Aaa          $33,869          (2)             November 2011 (2)
                                   =======

Senior Bonds:
I-A              AAA/Aaa          $462,500      LIBOR + 0.28%      December 2013
I-AR             AAA/Aaa            60,000      LIBOR + 0.34%      December 2013
I-B              AAA/Aaa            38,000      LIBOR + 0.36%      December 2013
II               AA+/Aa1            42,750      LIBOR + 0.42%      December 2013
III              AA/Aa2             42,750      LIBOR + 0.50%      December 2013
IV               AA-/Aa3            28,500      LIBOR + 0.60%      December 2013
V                A+/A1              28,500      LIBOR + 0.75%      December 2013
VI               A/A2               27,313      LIBOR + 0.80%      December 2013
VII              A-/A3              21,375      LIBOR + 0.90%      December 2013
VIII             BBB+/Baa1          22,562      LIBOR + 1.45%      December 2013
IX-FL            BBB/Baa2            6,000      LIBOR + 1.80%      December 2013
IX-FX            BBB/Baa2            7,600        6.8000%          December 2013
X                BBB-/Baa3          19,650      LIBOR + 2.25%      December 2013
                                  --------
Total                             $807,500
                                  ========

   (1) Reflects expected maturities except for Class S. Contractual maturities are November 2052.

   (2)  Fixed-rate interest-only notes due November 2011.

      The total face amount of the underlying collateral is expected to be $950.0 million and consist of approximately 38% mezzanine loans, 18% bank loans, 16% commercial mortgage backed securities, 8% B-notes, 10% real estate related asset backed securities and 10% in other assets, including whole loans and senior unsecured debt of real estate investment trusts.

      Newcastle has an approximately $126 million retained equity interest in the portfolio.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Newcastle Investment Corp.
                                               (Registrant)


Date:  November 22, 2006                       By:   /s/ Debra A. Hess
                                               ------------------------------
                                               Name:  Debra A. Hess
                                               Title: Chief Financial Officer